SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENT
SUBSEQUENT EVENT

Note 11—SUBSEQUENT EVENT

        On March 6, 2012, Lpath entered into subscription agreements with certain investors relating to the sale and issuance by the company of 12,392,667 Units, with each Unit consisting of one share of the company's Class A common stock and 0.5 of a warrant to purchase one share of the company's Class A common stock, for aggregate gross proceeds of $9,269,000, before deducting placement agent fees and other estimated offering expenses. The purchase price for each Unit is $0.75. Each warrant will have an exercise price of $1.10 per share, will be exercisable immediately after issuance and will expire five years from the date of issuance. Each warrant may be exercised using a cashless exercise procedure in the holder's sole discretion and includes provisions providing for adjustments to the number of shares exercisable thereunder upon stock dividends, stock splits and similar events.